Estimates and judgments	12 Months Ended
Dec. 31, 2018
Estimates and judgments [Abstract]
Estimates and judgments

4.    Estimates and judgments

The Organization makes estimates and judgments that can affect the reported amount of assets and liabilities within the next financial year. All estimates and judgments required in conformity with IFRS are best estimates undertaken in accordance with the applicable standard. Such estimates and judgments are continually evaluated and based in our historical experience and a number of other factors including future event expectations, regarded as reasonable, under the current circumstances.

The estimates and judgments that have a significant risk and might have a relevant impact on the amounts of assets and liabilities within the next financial year are disclosed below. The actual results may be different from those established by these estimates and premises.

Fair value of financial instruments

Financial instruments recognized at fair value in our consolidated financial statements consist primarily of financial assets measured at fair value through profit or loss, including derivatives and financial assets classified as measured at fair value through other comprehensive income. The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participant at the management date.

These financial instruments are categorized within a hierarchy based on the lowest level of input that is significant to the fair value measurement. For instruments classified as level 3, we have to apply a significant amount of our own judgment in arriving at the fair value measurement. We base our judgment decisions on our knowledge and observations of the markets relevant to the individual assets and liabilities, and those judgments may vary based on market conditions. In applying our judgment, we look at a range of third-party prices and transaction volumes to understand and assess the extent of market benchmarks available and the judgments or modeling required in third-party processes. Based on these factors, we determine whether the fair values are observable in active markets or whether the markets are inactive.

Imprecision in estimating unobservable market inputs can impact the amount of revenue or loss recorded for a particular position. Furthermore, while we believe our valuation methods are appropriate and consistent with those of other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value on the reporting date. For a detailed discussion of the determination of fair value of financial instruments, see Note 3.4.

Expected credit loss

The measurement of the provision for losses on loans expected for financial assets measured at amortized cost and FVOCI requires the use of complex models and significant assumptions about future economic conditions and loan behavior.

The explanation of assumptions and estimation techniques used in the measurement of expected loan loss is further detailed in Note 3.1.

Several significant judgments are also required to apply the accounting requirements for the measurement of the credit loss expected, such as:

•       Determine the criteria for the significant increase of credit risk;

•       Choice of models and assumptions suitable for the measurement of expected credit loss;

•       Establish the number and weighting factors on the prospective scenarios, for each type of product and market, related to the credit loss expected; and

•       Establish a group of similar financial assets for purposes of measuring the expected credit loss.

The process to determine the level of provision for expected credit loss requires estimates and the use of judgment; it is possible that actual losses presented in subsequent periods will differ from those calculated according to current estimates and assumptions.

Impairment of goodwill

The Organization analyzes, at least annually, whether the current carrying value of goodwill is impaired. The first step of the process requires the identification of independent Cash-Generating Units and the allocation of goodwill to these units. The carrying amount of the CGU, including the allocated goodwill, is compared to its recoverable amount to determine whether any impairment exists. If the value in use of a cash-generating unit is less than its carrying value, goodwill will be impaired. Detailed calculations may need to be carried out taking into consideration changes in the market in which a business operates (e.g. competitive activity, regulatory change). The value in use is based upon discounting expected pre-tax cash flows at a risk-adjusted interest rate appropriate to the operating unit, the determination of both requires one to exercise one's judgment. While forecasts are compared with actual performance and external economic data, expected cash flows naturally reflect the Organization's view of future performance.

Income tax

The determination of the amount of our income tax liability is complex, and our assessment is related to our analysis of our deferred tax assets and liabilities and income tax payable. In general, our evaluation requires that we estimate future amounts of current and deferred taxes. Our assessment of the possibility that deferred tax assets are realized is subjective and involves assessments and assumptions that are inherently uncertain in nature. The realization of deferred tax assets is subject to changes in future tax rates and developments in our strategies. The underlying support for our assessments and assumptions could change over time as a result of unforeseen events or circumstances, affecting our determination of the amount of our tax liability.

Significant judgment is required in determining whether it is more likely than not that an income tax position will be sustained upon examination, even after the outcome of any related administrative or judicial proceedings based on technical merits. Further judgment is then required to determine the amount of benefit eligible for recognition in our consolidated financial statements.

In addition, we have monitored the interpretation of tax laws by, and decisions of, the tax authorities and Courts so that we can adjust any prior judgment of accrued income taxes. These adjustments may also result from our own income tax planning or resolution of income tax controversies, and may be material to our operating results for any given period. For additional information about income tax, see Note 18.

Technical insurance provisions

Insurance technical provisions (reserves) are liabilities representing estimates of the amounts that will become due at a future date, to or on behalf of our policyholders - see Note 2(l). Expectations of loss ratio, mortality, longevity, length of stay and interest rate are used. These assumptions are based on our experience and are periodically reviewed against industry standards to ensure actuarial credibility.

Contingent liabilities

The Provisions are regularly reviewed and constituted, where the loss is deemed probable, based on the opinion of the legal counsel, the nature of the lawsuit, similarity to previous lawsuits, complexity and the courts standing. Contingencies classified as Probable Loss are recorded in the Consolidated Statements of Financial Position under "Other Provisions".